UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 28, 2013

Doginn Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173438	27-3191889
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1380 Lougar Ave., Sarnia, Ontario, Canada	N7S 5N7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (519) 381-7086

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On March 6, 2013 John Kinross-Kennedy informed Doginn Inc. (the “Company”) of his retirement as the Company’s independent registered public accounting accountant.

(ii)
The reports of John Kinross-Kennedy on the Company’s financial statements as of and for the years ended December 31, 2011 and 2010, and for the period from July 15, 2010 (date of inception) to December 31, 2011, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the years ended December 31, 2011 and 2010, and through March 6, 2013, there have been no disagreements with John Kinross-Kennedy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of John Kinross-Kennedy would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that John Kinross-Kennedy furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(i)
On February 1, 2013 the Company engaged Anton & Chia, LLP. as its new independent registered public accounting firm. During the years ended December 31, 2011 and 2010, and through March 6, 2013, the Company had not consulted with Anton & Chia, LLP. regarding any of the following:

	(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Anton & Chia, LLP.. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of John Kinross-Kennedy dated March 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Doginn Inc.

/s/ Thomas Bartlett
Thomas Bartlett, President, Chief Executive Officer and Chief Financial Officer Director

Date: March 14, 2013